Subsequent Events	9 Months Ended
Sep. 30, 2012
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
Preferred stock dividend
In November 2012, the Company declared a cash dividend of $1.375 per share on the Convertible Preferred Stock to be paid on December 1, 2012 to holders of record at the close of business on November 15, 2012.

(16)	Subsequent Events - Unaudited
Intermetallics Japan Joint Venture
On November 28, 2011, Molycorp, Daido Steel Co., Ltd (“Daido”) and Mitsubishi Corporation (“Mitsubishi”) entered into a preliminary shareholders agreement for the purpose of establishing a new private company, Intermetallics Japan ("IMJ") to manufacture sintered NdFeB permanent rare earth magnets. The capital contribution ratio of the newly formed company is 30.0% by Molycorp, 35.5% by Daido, and 34.5% by Mitsubishi. According to the final shareholders agreement, which was signed in January 2012, Molycorp will contribute, upon achievement of certain milestones and subject to Molycorp’s Board of Directors’ approval, Japanese Yen (JPY) 2.5 billion in cash (or approximately $32.7 million based on the JPY/ U.S. dollar exchange rate as of January 31, 2012), in exchange of ordinary shares of IMJ over a period of twelve months starting in January 2012.
The actual remittance amounts will vary depending on the future exchange rate between the U.S. dollar and the Japanese Yen, and the achievement of certain milestones by the joint venture. The Company will account for its investment in IMJ under the equity method because it has the ability to exercise significant influence over the operating and financial policies of IMJ, as evidenced by Molycorp’s ownership share and its proportional voting rights and representation on the Board of Directors of IMJ. To date the Company has contributed $27.7 million (representing JPY 2.2 billion) to IMJ.
Preferred dividend
In February, May, August and November 2012, the Company declared a cash dividend of $1.375 per share on the Convertible Preferred Stock. The Company paid $8.5 million through the third quarter of 2012, and will pay $2.8 million on December 1, 2012 to holders of record at the close of business on November 15, 2012.
Investment from Molymet
In January 2012, the Company entered into an agreement with Molibdenos y Metales S.A., the world’s largest processor of the strategic metals molybdenum and rhenium headquartered in Santiago, Chile, pursuant to which Molymet has agreed to purchase 12.5 million shares of the Company’s common stock for $390 million at a purchase price of $31.218 per share, which price was determined based on the average daily volume weighted average price of the Company’s common stock on The New York Stock Exchange for the 20 consecutive trading days immediately preceding the date of the agreement, plus a 10% premium. Pursuant to the agreement, the Company is obligated, at closing, to increase the size of its Board and has given Molymet the right to nominate a member of its Board for so long as Molymet owns a certain percentage of the Company’s common stock. Additionally, the agreement provides Molymet with three demand registration rights for the shares of common stock it is purchasing pursuant to the agreement.
Proceeds from the Molymet investment were used to finance a portion of the Molycorp Canada Acquisition.
Purported class action, derivative lawsuits and investigation
In February 2012, a purported class action lawsuit captioned, Angelo Albano, Individually and on Behalf of All Others Similarly Situated v. Molycorp, Inc., et al., was filed against the Company and certain of its executive officers in the U.S. District Court for the District of Colorado. This federal court action alleges, among other things, that the Company and those officers violated Section 10(b) of the Securities Exchange Act of 1934 in connection with statements relating to its third quarter fiscal 2011 financial results and fourth quarter 2011 production guidance that the Company had filed with or furnished to the SEC, or otherwise made available to the public. In July 2012, the plaintiffs filed an amended consolidated class action complaint against the Company, certain of its officers and directors, certain of its private equity investors, and certain underwriters involved in our public offerings in 2011. The amended complaint alleges, among other things, that some or all of the defendants violated Sections 10(b), 20(a) and 20A of the Securities Exchange Act of 1934 as well as Sections 11, 12(a)(2) and 15 of the Securities Act of 1933. The plaintiffs are seeking unspecified damages and other relief. In October 2012, the defendants filed a motion to dismiss all the claims in the amended complaint. The Company believes the allegations are without merit and that it has valid defenses to such allegations. The Company intends to defend this action vigorously. The Company is unable to provide meaningful quantification of how the final resolution of these claims may impact its future consolidated financial position or results of operations.
Seven stockholder derivative lawsuits have been filed in three different jurisdictions purportedly on behalf of Molycorp, Inc., against certain of its directors and officers, and certain of its private equity investors. These cases have been filed in the Delaware Court of Chancery, the U.S. District Court in Colorado, and the District Court in Arapahoe County, Colorado. They are captioned: Gaines v. Smith et al., Case No. 7282 (Del. Ch. Feb. 12, 2012); Paskowitz v. Smith et al., Case No. 7319 (Del. Ch. Mar. 9, 2012); Wilson v. Smith et al., No. 7395-VCN (Del. Ch. April 4, 2012); Wells v. Smith et al., No. 1:12-cv-00447-WJM (D. Colo. Feb. 21, 2012); Swaggerty v. Smith et al., No. 12-cv-00589-CMA-KLM (D. Colo. Mar. 7, 2012); Clem v. Smith et al., No. 12 CV 392 (Arapahoe Cnty., Colo. Feb. 24, 2012); and Nationwide Consulting, Inc. v. Smith et al., No. 12 CV 448 (Arapahoe Cnty., Colo. Mar. 5, 2012). The Clem and Nationwide cases, which were previously consolidated under the caption Clem v. Smith et al., No. 12 CV 392 (Arapahoe Cnty., Colo.), have been voluntarily dismissed without prejudice. The Wells and Swaggerty cases have both been dismissed without prejudice in favor of the lawsuits proceeding in the Delaware Court of Chancery. As a result, plaintiffs in the Wells and Swaggerty cases filed notices of appeal before the 10th Circuit. The defendants have filed a responsive brief in the 10th Circuit in the Wells and Swaggerty cases. The 10th Circuit case has been fully briefed by the parties.
The derivative cases have been consolidated and are proceeding in the Delaware Court of Chancery. In August 2012, a consolidated amended shareholder derivative complaint was filed with the Delaware Court of Chancery challenging, among other things, certain sales of stock by officers, directors and private equity firms, and certain Molycorp corporate acquisitions during 2011. The amended complaint asserts causes of action for: (1) alleged breaches of fiduciary duty, including the duties of loyalty and due care; (2) alleged breach of fiduciary duty not to trade on or misuse material non-public information; (3) alleged unjust enrichment; and (4) alleged aiding and abetting a breach of fiduciary duty against controlling stockholders. On behalf of Molycorp, the plaintiffs in the derivative actions seek, among other things, monetary damages, restitution, an accounting, and certain changes to corporate governance procedures.
On October 22, 2012, the defendants filed motions to dismiss and motions to stay the derivative case with the Delaware Court of Chancery. Defendants filed their opening briefs in support of the Motions to Stay on November 5, 2012. The parties agreed that all briefing on defendants' Motions to Dismiss should be stayed pending resolution of defendants' Motions to Stay.
In August 2012, the staff of the SEC notified the Company that a formal order of investigation had been issued regarding, among other things, the accuracy of the Company's public disclosures. The Company is cooperating with the staff of the SEC in connection with the investigation. The Company cannot predict the length, scope or results of the investigation or the impact, if any, of the investigation on the Company's results of operations.
$650.0 million Senior Notes due 2020
On May 25, 2012, Molycorp issued $650.0 million aggregate principal amount of the senior secured notes due 2020 (“Senior Notes”) in an offering exempt from the registration requirements of the Securities Act of 1933. The Senior Notes will bear interest at the rate of 10% per year payable on June 1 and December 1 of each year beginning on December 1, 2012. At any time and from time to time prior to June 1, 2016, the Company may redeem any of the Senior Notes at a price equal to 100% of the principal amount thereof plus an applicable make-whole premium and accrued and unpaid interest. At any time and from time to time from and after June 1, 2016, Molycorp may redeem the Senior Notes, in whole or in part, at a redemption price for the Senior Notes plus accrued and unpaid interest, initially at 105% of the principal amount thereof, but gradually declining to 100% of the principal amount thereof. In addition, at any time and from time to time prior to June 1, 2015, the Company may redeem up to 35% of the aggregate principal amount of the Senior Notes with the net cash proceeds of one or more permitted sales of Molycorp’s capital stock at a redemption price (expressed as a percentage of principal amount) of 110% plus accrued and unpaid interest. Upon the occurrence of a change of control, Molycorp will be required to offer to repurchase all of the Senior Notes. The Senior Notes are senior secured obligations of Molycorp and are guaranteed by certain of Molycorp’s domestic subsidiaries (“Guarantors”). A substantial portion of the net proceeds from the offering of the Senior Notes were used to fund the cash consideration the Company paid for Molycorp Canada. The remainder of the net proceeds from the issuance of the Senior Notes will be used for general corporate purposes. The Company, the Guarantors and the initial purchasers of the Senior Notes agreed to file an exchange offer registration statement with the Securities and Exchange Commission (“SEC”) within 180 days of the May 25, 2012 issuance date, and use their respective commercially reasonable efforts to have it declared effective at the earliest possible time and in any event within 270 days following the issuance date.
Acquisition of Molycorp Canada
On June 11, 2012, Molycorp completed the acquisition of all of the outstanding equity of Molycorp Canada’s predecessor company pursuant to the terms of an arrangement agreement (the “Arrangement Agreement”) for an aggregate purchase price of approximately $1.2 billion. Pursuant to the Arrangement Agreement, Molycorp Canada’s former shareholders elected to receive: (a) cash consideration equal to Canadian dollars (“Cdn”) $11.30 per share of Molycorp Canada’s predecessor company’s common stock; or (b) share consideration of 0.4242 shares of Molycorp common stock or 0.4242 shares (the “Exchangeable Shares”) issued by MCP Exchangeco Inc., Molycorp’s wholly owned Canadian subsidiary, which are exchangeable for shares of Molycorp’s common stock on a one for one basis, per each share of Molycorp Canada’s predecessor company’s common stock; or (c) a combination of cash and shares of Molycorp common stock or Exchangeable Shares, all subject to the proration mechanics set forth in the Arrangement Agreement.
The consideration paid to Molycorp Canada’s former shareholders was comprised of approximately $908.2 million in cash, exclusive of realized losses of $37.5 million on the contingent forward contract to purchase Cdn$870.0 million accounted for as a separate transaction apart from the business combination. Additionally, approximately 13,545,426 shares of Molycorp common stock and 507,203 Exchangeable Shares were issued and collectively valued at $284.1 million based on the closing price of the Company’s common stock on the acquisition date in accordance with the relevant accounting guidance.
The following is a preliminary allocation of the Molycorp Canada purchase price (in thousands) and is based on management’s preliminary estimates of the fair value of the tangible and intangible assets and liabilities of Molycorp Canada. This valuation is subject to change as the Company obtains additional information on the assets acquired and liabilities assumed during the acquisition measurement period (up to one year from the acquisition date).

June 11, 2012
Purchase consideration:
Cash consideration	$908,181
Fair value of Molycorp common stock and Exchangeable Shares issued	284,144
Total purchase consideration	$1,192,325
Estimated fair values of the assets and liabilities acquired:
Cash and cash equivalents	$317,169
Accounts receivable	101,470
Inventory	250,989
Prepaid expenses and other current assets	26,893
Property, plant and equipment	70,391
Investments	21,019
Intangibles	491,786
Goodwill	501,571
Other non-current assets	22,859
Accounts payable and accrued expenses	(138,576)
Debt - current	(255,056)
Other current liabilities	(29,939)
Deferred tax liabilities	(158,177)
Long-term debt	(281)
Other non-current liabilities	(14,032)
Non-controlling interests	(15,761)
Total purchase consideration	$1,192,325

The fair value of the accounts receivable acquired includes trade receivables of $101.5 million, which are considered to be fully collectible at September 30, 2012.
Molycorp Canada’s intangible assets subject to amortization relate to: a) customer relationships of $348.1 million with a weighted average useful life of approximately fifteen years; b) rare earth quotas of $80.3 million with a useful life of approximately eleven years; c) patents of $39.8 million with a weighted average useful life of approximately two years; d) trade name of $15.8 million with a useful life of approximately ten years; and e) other of $7.8 million with a weighted average useful life of approximately twelve years.
Goodwill associated with the Molycorp Canada acquisition arose primarily because of Molycorp Canada’s proven leadership in the development, processing, and distribution of technically advanced rare earth products; greater exposure to the world’s largest and fastest-growing rare earths consuming market; deferred tax liabilities and expected synergies that do not qualify for separate recognition. The goodwill is not amortized and is not deductible for tax purposes.
The amounts of Molycorp Canada’s sales, earnings and earnings per share included in the Company’s condensed consolidated statements of operations since the acquisition date, and the sales, earnings and earnings per share of the combined entity had the acquisition date been January 1, 2011, are as follows:

(In thousands, except per share amounts)	Sales	Net Income (Loss))	Net Income (Loss) Attributable To Molycorp	EPS Basic
Unaudited pro forma January 1, 2011 to December 31, 2011 (combined entity)	$1,196,876	$241,897	$231,766	$2.03

The unaudited pro forma amounts are not necessarily indicative of the operating results that would have occurred if the Molycorp Canada acquisition had taken place on January 1, 2011.
The unaudited pro forma sales, earnings and earnings per share of the combined entity above are adjusted a) to eliminate the effect of sales and costs that occurred previous to the business combination between the Company and Molycorp Canada; b) to reflect the net incremental depreciation and amortization expense as a result of the allocation of the purchase price to certain depreciable and amortizable assets with useful lives ranging from two to thirty years c) the tax effect of unaudited pro forma adjustments using the Molycorp federal, state and international statutory tax rates based on the applicable tax jurisdictions; and d) the estimated net increase of interest expense associated with the issuance the Senior Notes as part of the acquisition. The weighted average number of shares outstanding utilized in the EPS basic calculation have been adjusted to reflect the additional shares issued pursuant to the acquisition of Molycorp Canada and the related Molibdenos y Metales S.A. equity financing in 12.5 million Company shares further discussed in Note 16 “Investment from Molymet”.
Debt and equity issuance in August 2012
On August 22, 2012, the Company issued of $360.0 million aggregate principal amount of its 6.00% Convertible Senior Notes due 2017 (the “6.00% Convertible Notes”). On August 28, 2012, the underwriters of the 6.00% Convertible Notes exercised their option to purchase an additional $54.0 million aggregate principal amount of the 6.00% Convertible Notes. Total net proceeds from the issuance of the 6.00% Convertible Notes were $395.7 million, after deducting the underwriting discounts and commissions. Certain of the Company's directors, officers and other related parties purchased $6.4 million of the aggregate principal amount of the 6.00% Convertible Notes, for which the Company did not pay any underwriting discounts and commissions.
The 6.00% Convertible Notes are Molycorp's senior unsecured obligations with interest payable semi-annually in arrears on March 1 and September 1 of each year, commencing on March 1, 2013. The 6.00% Convertible Notes will mature on September 1, 2017, unless earlier repurchased, redeemed or converted in accordance with their terms, and will be convertible at any time prior to the second scheduled trading day immediately preceding the maturity date into shares of common stock, cash, or a combination thereof, at Molycorp's election. The conversion rate will initially be 83.333 shares of common stock per $1,000 principal amount of 6.00% Convertible Notes (equivalent to an initial conversion price of approximately $12 per share of common stock), subject to customary adjustments. Molycorp will have the right to redeem the 6.00% Convertible Notes on or after September 1, 2015 if the last reported sale price of its common stock has been at least 130% of the conversion price then in effect for at least 20 trading days during any 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date on which Molycorp provides notice of redemption at a redemption price equal to 100% of the principal amount of the 6.00% Convertible Notes to be redeemed, plus accrued and unpaid interest. The 6.00% Convertible Notes rank equal in right of payment to existing and future liabilities that are not expressly subordinated to the 6.00% Convertible Notes, and rank effectively junior to Molycorp's existing and future secured indebtedness.
The Company separately accounts for the liability and equity components of convertible debt instruments, such as the 6.00% Convertible Notes, that may be settled entirely or partially in cash upon conversion in a manner that reflects the issuer's economic interest cost. The additional discount on the liability component is amortized to interest cost over the term of the 6.00% Convertible Notes. The effective interest rate on the liability component is 4.6%. The equity component of the 6.00% Convertible Notes is included in the additional paid-in capital section of stockholders' equity on the condensed consolidated balance sheet as of September 30, 2012, and the value of the equity component is treated as original issue discount for purposes of accounting for the debt component of the 6.00% Convertible Notes. As of September 30, 2012, Molycorp recognized a liability component related to the 6.00% Convertible Notes of $328.5 million, which includes a cumulative accretion of $1.5 million related to both the underwriting discounts and the additional discount on the liability component, and an equity component of $68.7 million. The amount of interest costs recognized for the three months ended September 30, 2012 relating to both the contractual interest coupon and amortization of the discount on the liability component was $3.8 million, which was substantially capitalized. Transaction costs related to the issuance of the 6.00% Convertible Notes have been allocated to the liability and equity components in proportion to the allocation of proceeds to the components, and accounted for as debt issuance costs (recognized as interest expense over the life of the 6.00% Convertible Notes using the effective interest method) and equity issuance costs (charged against equity), respectively.
Concurrently with, and in order to facilitate the offering of the 6.00% Convertible Notes, the Company entered into a share lending agreement with Morgan Stanley Capital Services LLC (“MSCS”), an affiliate of Morgan Stanley & Co. LLC, under which it agreed to loan to MSCS up to a total of 13,800,000 shares of its common stock (the “Borrowed Shares”)during a period beginning on the date the Company entered into the share lending agreement and ending on or about the maturity date of the 6.00% Convertible Notes, or, if earlier, on or about the date as of which all of the 6.00% Convertible Notes cease to be outstanding as a result of redemption, repurchase, conversion or other acquisition for value. MSCS may terminate all or any portion of the Borrowed Shares at any time, and the Company and MSCS may terminate any or all of the outstanding Borrowed Shares upon a default by the other party under the share lending agreement, including certain breaches by MSCS of its representations and warranties, covenants or agreements under the share lending agreement, or the bankruptcy of Molycorp or MSCS. The Company issued a total of 13,800,000 Borrowed Shares between August 22, 2012 and August 23, 2012 and received no proceeds, but only a nominal lending fee from MSCS for the use of these loaned shares, which represented the fair value assigned to it. For corporate law purposes, the Borrowed Shares are issued and outstanding. However, under the share lending agreement, MSCS has agreed: to pay to Molycorp an amount equal to cash dividends, if any, that Molycorp pays on the Borrowed Shares; to pay or deliver, as the case may be, to the Company any other distribution, other than in a liquidation or a reorganization in bankruptcy, that the Company makes on the Borrowed Shares; and not to vote on the Borrowed Shares on any matter submitted to a vote of Molycorp's stockholders. In view of the contractual undertakings of MSCS in the share lending agreement, which have the effect of substantially eliminating the economic dilution that otherwise would result from the issuance of the Borrowed Shares, the Borrowed Shares will not be considered outstanding for the purpose of computing and reporting Molycorp's earnings per share.